Fees Summary	May 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 596,450,217.28
Previously Paid Amount	0.00
Total Fee Amount	91,316.53
Total Offset Amount	0.00
Net Fee	$ 91,316.53
Final Prospectus	false